UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00005

LORD ABBETT AFFILIATED FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2009

Item 1:	Report(s) to Shareholders.

2009

LORD ABBETT

ANNUAL

REPORT

Lord Abbett Affiliated Fund

For the fiscal year ended October 31, 2009

Lord Abbett Affiliated Fund

Annual Report

For the fiscal year ended October 31, 2009

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of Lord Abbett Affiliated Fund’s performance for the fiscal year ended October 31, 2009. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Q: What were the overall market conditions during the fiscal year ended October 31, 2009?

A: After taking a beating during much of the first half of the fiscal year ended October 31, 2009, the equity markets (as represented by the S&P 500® Index1) began to trend upward during the balance of the period, recovering some of their previous losses. The fiscal year ended with the S&P 500 Index up 9.80%.

Mid cap stocks (as defined by the Russell MidCap® Index2) generally outperformed small cap stocks (as measured by the Russell 2000® Index3) and large cap stocks (as measured by the Russell 1000® Index4). Growth stocks (as represented by the Russell 3000® Growth Index5) outperformed value stocks (as represented by the Russell 3000® Value Index6) for the fiscal year. Overall, most equity asset classes and investing styles trended higher throughout the 12-month fiscal period.

Q: How did the Affiliated Fund perform during the fiscal year ended October 31, 2009?

A: The Fund returned 3.94%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,7 which returned 4.78% over the same period.

Q: What were the most significant factors affecting performance?

A: The most significant detractors from the Fund’s performance relative to its benchmark for the 12-month period were the financial services sector (owing to an overweight position), the healthcare sector, and the producer durables sector (owing to an underweight position).

Among the individual holdings that detracted from performance were producer durables holding General Electric (the Fund’s number-one detractor), a diversified technology, media and financial services company; and financial services holdings Bank of America, a provider of financial and risk-management products and services, and Merrill Lynch & Co., Inc., a global provider of investment, financing, advisory, insurance, banking, and related products.

The most significant contributors to the Fund’s performance relative to its benchmark for the 12-month period were the consumer discretionary (owing to an overweight position) and the consumer staples sectors.

Among the individual holdings that contributed to performance were financial services holding The Goldman Sachs Group, Inc. (the Fund’s number-one contributor), a global investment banking and securities firm; consumer staples holding Coca-Cola Enterprises, a provider of non-alcoholic beverages; and consumer discretionary sector holding Kohl’s Corporation, an operator of a chain of family-oriented department stores.

The Fund’s portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index.

3  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 1000® Index.

4  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

5  The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

6  The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

7  The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise indicated, indexes are unmanaged and reflect total returns with all dividends reinvested, but do not reflect the deduction of fees, expenses, or taxes, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The views of the Fund’s management and the portfolio holdings described in this report are as of October 31, 2009; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 1000® Value Index, the S&P 500® Index and the S&P 500 Value Index (formerly S&P 500/Citigroup Value Index), assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A3	-2.01%	-1.94%	1.12%	–
Class B4	-0.74%	-1.56%	1.20%	–
Class C5	3.28%	-1.41%	1.07%	–
Class F6	4.18%	–	–	-16.68%
Class I7	4.38%	-0.43%	2.07%	–
Class P7	3.85%	-0.88%	1.63%	–
Class R2[8]	3.70%	–	–	-17.07%
Class R3[9]	3.80%	–	–	-16.99%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percent change in net asset value, after deduction of the maximum sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2009, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Class R2 shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

9    Class R3 shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 through October 31, 2009).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 5/1/09 – 10/31/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/09	10/31/09	5/1/09 – 10/31/09
Class A
Actual	$1,000.00	$1,196.00	$4.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33
Class B
Actual	$1,000.00	$1,191.80	$8.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.61	$7.63
Class C
Actual	$1,000.00	$1,192.30	$8.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.61	$7.63
Class F
Actual	$1,000.00	$1,196.70	$3.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$3.06
Class I
Actual	$1,000.00	$1,197.70	$2.77
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.55
Class P
Actual	$1,000.00	$1,194.70	$5.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.39	$4.84
Class R2
Actual	$1,000.00	$1,193.90	$6.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.60
Class R3
Actual	$1,000.00	$1,194.10	$5.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.19	$5.09
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.85% for Class A, 1.50% for Classes B and C, 0.60% for Class F, 0.50% for Class I, 0.95% for Class P, 1.10% for Class R2 and 1.00% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2009

Sector*	%**	Sector*	%**
Consumer Discretionary	15.30%	Producer Durables	6.42%
Consumer Staples	4.79%	Technology	8.03%
Energy	18.77%	Utilities	3.97%
Financial Services	29.10%	Short-Term Investment	1.40%
Healthcare	7.05%	Total	100.00%
Materials & Processing	5.17%
*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

October 31, 2009

Investments	Shares	Value (000)
LONG-TERM INVESTMENTS 99.30%

COMMON STOCKS 98.24%

Aerospace 0.71%
Raytheon Co.	323,800	$14,662
United Technologies Corp.	879,900	54,070

Total		68,732

Air Transportation 0.32%
Delta Air Lines, Inc.*	4,327,808	30,901

Asset Management & Custodian 3.56%
Franklin Resources, Inc.	1,158,637	121,228
State Street Corp.	3,035,552	127,432
T. Rowe Price Group, Inc.	1,958,990	95,462

Total		344,122

Automobiles 1.05%
Ford Motor Co.*	14,559,854	101,919

Banks: Diversified 10.70%
Bank of America Corp.	22,275,070	324,770
BB&T Corp.	1,638,349	39,173
Comerica, Inc.	707,755	19,640
Fifth Third Bancorp	8,622,500	77,085
M&T Bank Corp.	449,592	28,257
PNC Financial Services Group, Inc. (The)	3,232,179	158,183
Regions Financial Corp.	3,449,300	16,695
SunTrust Banks, Inc.	3,181,004	60,789
Wells Fargo & Co.	11,300,653	310,994

Total		1,035,586

Beverage: Soft Drinks 0.64%
Coca-Cola Co. (The)	578,300	30,829
PepsiCo, Inc.	509,400	30,844

Total		61,673

Investments	Shares	Value (000)
Biotechnology 1.54%
Amgen, Inc.*	2,773,528	$149,022

Cable Television Services 0.55%
Time Warner Cable, Inc.	1,351,894	53,319

Chemical: Diversified 1.86%
Dow Chemical Co. (The)	5,571,259	130,813
E.I. du Pont de Nemours & Co.	1,556,300	49,521

Total		180,334

Commercial Services 0.06%
Verisk Analytics, Inc. Class A*	214,453	5,882

Communications Technology 0.31%
Cisco Systems, Inc.*	1,326,260	30,305

Computer Services, Software & Systems 1.76%
Adobe Systems, Inc.*	4,335,000	142,795
Microsoft Corp.	985,500	27,328

Total		170,123

Computer Technology 2.50%
Dell, Inc.*	3,237,800	46,916
EMC Corp.*	6,175,700	101,714
Hewlett-Packard Co.	1,975,145	93,740

Total		242,370

Copper 0.55%
Freeport-McMoRan Copper & Gold, Inc.	727,500	53,369

Diversified Financial Services 12.15%
Bank of New York Mellon Corp. (The)	3,164,425	84,364
Capital One Financial Corp.	3,089,700	113,083
Goldman Sachs Group, Inc. (The)	1,856,175	315,865
JPMorgan Chase & Co.	10,453,920	436,660

See Notes to Financial Statements.

Schedule of Investments (continued)

October 31, 2009

Investments	Shares	Value (000)
Diversified Financial Services (continued)
Morgan Stanley	7,037,088	$226,031

Total		1,176,003

Diversified Manufacturing Operations 2.76%
Eaton Corp.	1,937,680	117,133
General Electric Co.	7,606,700	108,472
Honeywell International, Inc.	1,143,800	41,051

Total		266,656

Diversified Media 0.48%
Time Warner, Inc.	1,549,716	46,678

Diversified Retail 4.21%
J.C. Penney Co., Inc.	2,408,113	79,781
Kohl’s Corp.*	2,306,086	131,954
Target Corp.	4,030,086	195,177

Total		406,912

Drug & Grocery Store Chains 1.47%
CVS Caremark Corp.	2,826,000	99,758
Kroger Co. (The)	1,854,011	42,883

Total		142,641

Electronic Components 0.28%
Corning, Inc.	1,854,200	27,090

Electronic Entertainment 0.56%
Activision Blizzard, Inc.*	4,991,500	54,058

Entertainment 0.35%
Viacom, Inc. Class B*	1,211,300	33,420

Fertilizers 0.98%
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	1,026,000	95,192

Foods 1.11%
Kraft Foods, Inc. Class A	3,903,334	107,420

Investments	Shares	Value (000)
Gas Pipeline 0.39%
El Paso Corp.	3,838,755	$37,658

Gold 1.02%
Barrick Gold Corp. (Canada)(a)	2,741,000	98,484

Healthcare Management Services 1.09%
UnitedHealth Group, Inc.	3,077,896	79,871
WellPoint, Inc.*	537,200	25,119

Total		104,990

Homebuilding 0.49%
Pulte Homes, Inc.	5,314,543	47,884

Hotel/Motel 1.80%
Marriott International, Inc. Class A	4,969,327	124,531
Starwood Hotels & Resorts Worldwide, Inc.	1,724,400	50,111

Total		174,642

Insurance: Life 0.52%
Prudential Financial, Inc.	1,116,600	50,504

Insurance: Multi-Line 0.75%
MetLife, Inc.	2,145,157	73,000

Leisure Time 1.29%
Carnival Corp. Unit	4,293,107	125,015

Machinery: Construction & Handling 1.18%
Caterpillar, Inc.	2,065,307	113,716

Machinery: Industrial 0.09%
Joy Global, Inc.	165,945	8,365

Medical & Dental Instruments & Supplies 0.55%
Boston Scientific Corp.*	2,509,208	20,375
Covidien plc (Ireland)(a)	771,754	32,506

Total		52,881

See Notes to Financial Statements.

Schedule of Investments (continued)

October 31, 2009

Investments	Shares	Value (000)
Oil: Crude Producers 4.33%
Devon Energy Corp.	804,900	$52,085
EOG Resources, Inc.	896,302	73,192
Occidental Petroleum Corp.	1,778,884	134,982
Range Resources Corp.	428,200	21,431
Southwestern Energy Co.*	1,144,400	49,873
XTO Energy, Inc.	2,110,588	87,716

Total		419,279

Oil: Integrated 9.08%
Chevron Corp.	3,242,132	248,153
ConocoPhillips	1,558,300	78,195
EnCana Corp. (Canada)(a)	390,700	21,641
Exxon Mobil Corp.	3,658,292	262,190
Hess Corp.	3,310,629	181,224
Suncor Energy, Inc. (Canada)(a)	2,642,600	87,259

Total		878,662

Oil Well Equipment & Services 5.10%
Cameron International Corp.*	617,700	22,836
Halliburton Co.	5,490,871	160,388
Schlumberger Ltd.	4,096,923	254,829
Smith International, Inc.	2,000,390	55,471

Total		493,524

Personal Care 1.35%
Colgate-Palmolive Co.	527,000	41,438
Procter & Gamble Co. (The)	1,537,600	89,181

Total		130,619

Pharmaceuticals 3.93%
Abbott Laboratories	1,342,714	67,901
Johnson & Johnson	960,000	56,688
Merck & Co., Inc.	3,099,000	95,852

Investments	Shares	Value (000)
Pfizer, Inc.	6,696,200	$114,036
Teva Pharmaceutical Industries Ltd. ADR	901,634	45,514

Total		379,991

Railroads 0.69%
Canadian National Railway Co. (Canada)(a)	1,389,900	67,049

Real Estate Investment Trusts 0.57%
Host Hotels & Resorts, Inc.	5,406,000	54,655

Rental & Leasing Services: Consumer 1.12%
Hertz Global Holdings, Inc.*	11,642,459	108,391

Scientific Instruments: Control & Filter 0.66%
Parker Hannifin Corp.	1,210,264	64,096

Semiconductors & Components 2.40%
Arrow Electronics, Inc.*	717,300	18,176
Avnet, Inc.*	1,209,500	29,971
Intel Corp.	4,715,000	90,104
Micron Technology, Inc.*	6,269,200	42,568
Texas Instruments, Inc.	2,177,600	51,065

Total		231,884

Specialty Retail 3.25%
Best Buy Co., Inc.	2,809,838	107,280
Gap, Inc. (The)	702,400	14,989
Home Depot, Inc. (The)	7,668,963	192,414

Total		314,683

Steel 0.79%
Nucor Corp.	971,820	38,727
United States Steel Corp.	1,082,300	37,329

Total		76,056

See Notes to Financial Statements.

Schedule of Investments (concluded)

October 31, 2009

Investments	Shares	Value (000)
Telecommunications Equipment 0.28%
Crown Castle International Corp.*	885,800	$26,769

Textiles Apparel & Shoes 0.81%
J. Crew Group, Inc.*	1,928,786	78,656

Tobacco 0.25%
Altria Group, Inc.	1,334,449	24,167

Utilities: Electrical 0.95%
Duke Energy Corp.	1,908,500	30,193
FPL Group, Inc.	409,600	20,111
Southern Co.	1,340,100	41,798

Total		92,102

Utilities: Telecommunications 3.05%
AT&T, Inc.	7,442,949	191,060
Verizon Communications, Inc.	3,521,800	104,210

Total		295,270

Total Common Stocks (cost $9,380,600,297)		9,506,719

LIMITED LIABILITY COMPANY 1.06%

Asset Management
Oaktree Capital Management, LLC† (cost $136,400,000)	3,100,000	102,300

Total Long-Term Investments (cost $9,517,000,297)		9,609,019

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 1.41%

Repurchase Agreement
Repurchase Agreement dated 10/30/2009, 0.01% due 11/2/2009 with State Street Bank & Trust Co. collateralized by $25,140,000 of U.S. Treasury Bill at 0.19% due 4/1/2010 and $114,025,000 of U.S. Treasury Bill at 0.19% due 3/25/2010; value: $139,092,904; proceeds: $136,361,604 (cost $136,361,490)	$136,361	$136,361

Total Investments in Securities 100.71% (cost $9,653,361,787)		9,745,380

Liabilities in Excess of Other Assets (0.71%)		(68,383)

Net Assets 100.00%		$9,676,997

ADR	American Depositary Receipt.
Unit	More than one class of securities traded together.
*	Non-income producing security.
†

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2009

ASSETS:
Investments in securities, at cost	$9,653,361,787
Investments in securities, at value	$9,745,380,426
Receivables:
Interest and dividends	12,585,154
Capital shares sold	6,952,899
Prepaid expenses and other assets	166,168
Total assets	9,765,084,647
LIABILITIES:
Payables:
Investment securities purchased	47,894,284
Capital shares reacquired	21,731,044
12b-1 distribution fees	7,491,249
Directors’ fees	4,902,545
Management fee	2,881,501
Fund administration	349,822
To affiliates (See Note 3)	51,565
Accrued expenses and other liabilities	2,785,677
Total liabilities	88,087,687
NET ASSETS	$9,676,996,960
COMPOSITION OF NET ASSETS:
Paid-in capital	$12,718,005,224
Distributions in excess of net investment income	(1,465,070)
Accumulated net realized loss on investments	(3,131,561,833)
Net unrealized appreciation on investments	92,018,639
Net Assets	$9,676,996,960

See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

October 31, 2009

Net assets by class:
Class A Shares	$7,708,503,357
Class B Shares	$419,831,018
Class C Shares	$697,680,776
Class F Shares	$64,867,336
Class I Shares	$560,500,319
Class P Shares	$212,223,450
Class R2 Shares	$184,730
Class R3 Shares	$13,205,974
Outstanding shares by class:
Class A Shares (2.9 billion shares of common stock authorized, $.001 par value)	802,046,897
Class B Shares (300 million shares of common stock authorized, $.001 par value)	43,577,390
Class C Shares (300 million shares of common stock authorized, $.001 par value)	72,616,572
Class F Shares (300 million shares of common stock authorized, $.001 par value)	6,748,629
Class I Shares (300 million shares of common stock authorized, $.001 par value)	58,144,853
Class P Shares (200 million shares of common stock authorized, $.001 par value)	22,129,896
Class R2 Shares (300 million shares of common stock authorized, $.001 par value)	19,221
Class R3 Shares (300 million shares of common stock authorized, $.001 par value)	1,373,961
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$9.61
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$10.20
Class B Shares-Net asset value	$9.63
Class C Shares-Net asset value	$9.61
Class F Shares-Net asset value	$9.61
Class I Shares-Net asset value	$9.64
Class P Shares-Net asset value	$9.59
Class R2 Shares-Net asset value	$9.61
Class R3 Shares-Net asset value	$9.61

See Notes to Financial Statements.

Statement of Operations

For the Year Ended October 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $666,835)	$203,965,739
Interest and other	12,377
Total investment income	203,978,116
Expenses:
Management fee	29,282,265
12b-1 distribution plan-Class A	26,120,545
12b-1 distribution plan-Class B	4,542,382
12b-1 distribution plan-Class C	6,874,338
12b-1 distribution plan-Class F	44,352
12b-1 distribution plan-Class P	948,404
12b-1 distribution plan-Class R2	667
12b-1 distribution plan-Class R3	38,280
Shareholder servicing	14,304,606
Fund administration	3,777,635
Subsidy (See Note 3)	821,449
Reports to shareholders	592,628
Directors’ fees	551,681
Registration	246,570
Professional	137,272
Custody	98,436
Other	374,329
Gross expenses	88,755,839
Expense reductions (See Note 7)	(34,289)
Net expenses	88,721,550
Net investment income	115,256,566
Net realized and unrealized gain (loss):
Net realized loss on investments in unaffiliated issuers	(2,969,975,933)
Net realized loss on investments in affiliated issuers	(106,896,727)
Net change in unrealized appreciation/depreciation on investments	3,090,308,649
Net realized and unrealized gain	13,435,989
Net Increase in Net Assets Resulting From Operations	$128,692,555

See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008
Operations:
Net investment income	$115,256,566	$219,445,137
Net realized gain (loss) on investments in affiliated and unaffiliated issuers	(3,076,872,660)	30,488,902
Net change in unrealized appreciation/depreciation on investments	3,090,308,649	(7,206,593,926)
Net increase (decrease) in net assets resulting from operations	128,692,555	(6,956,659,887)
Distributions to shareholders from:
Net investment income
Class A	(96,349,192)	(218,212,766)
Class B	(3,909,593)	(8,504,792)
Class C	(5,647,001)	(11,937,162)
Class F	(231,300)	(141,012)
Class I	(6,764,214)	(11,984,766)
Class P	(2,574,729)	(5,562,695)
Class R2	(776)	(1,148)
Class R3	(52,803)	(22,122)
Net realized gain
Class A	–	(1,627,071,395)
Class B	–	(121,514,862)
Class C	–	(165,099,779)
Class F	–	(991)
Class I	–	(64,793,049)
Class P	–	(42,237,458)
Class R2	–	(988)
Class R3	–	(988)
Return of capital
Class A	(7,890,814)	–
Class B	(300,037)	–
Class C	(441,305)	–
Class F	(30,895)	–
Class I	(627,905)	–
Class P	(202,317)	–
Class R2	(63)	–
Class R3	(5,254)	–
Total distributions to shareholders	(125,028,198)	(2,277,085,973)
Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	956,821,293	1,549,300,303
Reinvestment of distributions	108,133,969	1,995,735,186
Cost of shares reacquired	(2,921,301,868)	(3,648,077,046)
Net decrease in net assets resulting from capital share transactions	(1,856,346,606)	(103,041,557)
Net decrease in net assets	(1,852,682,249)	(9,336,787,417)
NET ASSETS:
Beginning of year	$11,529,679,209	$20,866,466,626
End of year	$9,676,996,960	$11,529,679,209
Distributions in excess of net investment income	$(1,465,070)	$(1,190,074)

See Notes to Financial Statements.

Financial Highlights

	Class A Shares
	Year Ended 10/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.38	$16.55	$15.84	$14.52	$13.95

Investment operations:

Net investment income(a)	.11	.18	.22	.20	.18

Net realized and unrealized gain (loss)	.23	(5.53)	1.69	2.34	.84

Total from investment operations	.34	(5.35)	1.91	2.54	1.02

Distributions to shareholders from:

Net investment income	(.10)	(.21)	(.20)	(.20)	(.20)

Net realized gain	—	(1.61)	(1.00)	(1.02)	(.25)

Return of capital	(.01)	—	—	—	—

Total distributions	(.11)	(1.82)	(1.20)	(1.22)	(.45)

Net asset value, end of year	$9.61	$ 9.38	$16.55	$15.84	$14.52

Total Return(b)	3.94%	(35.65)%	12.96%	18.55%	7.38%

Ratios to Average Net Assets:

Expenses, including expense reductions	.88%	.82%	.81%	.82%	.82%

Expenses, excluding expense reductions	.88%	.82%	.81%	.82%	.83%

Net investment income	1.29%	1.40%	1.38%	1.31%	1.26%

Supplemental Data:
Net assets, end of year (000)	$7,708,503	$9,253,480	$16,793,740	$16,090,845	$14,513,173

Portfolio turnover rate	76.89%	105.60%	85.96%	39.95%	49.36%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 10/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.41	$16.60	$15.88	$14.55	$13.97

Investment operations:

Net investment income(a)	.06	.09	.11	.10	.09

Net realized and unrealized gain (loss)	.23	(5.56)	1.71	2.35	.85

Total from investment operations	.29	(5.47)	1.82	2.45	.94

Distributions to shareholders from:

Net investment income	(.06)	(.11)	(.10)	(.10)	(.11)

Net realized gain	–	(1.61)	(1.00)	(1.02)	(.25)

Return of capital	(.01)	–	–	–	–

Total distributions	(.07)	(1.72)	(1.10)	(1.12)	(.36)

Net asset value, end of year	$9.63	$ 9.41	$16.60	$15.88	$14.55

Total Return(b)	3.26%	(36.12)%	12.24%	17.80%	6.75%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.53%	1.48%	1.46%	1.47%	1.47%

Expenses, excluding expense reductions	1.53%	1.48%	1.46%	1.47%	1.48%

Net investment income	.67%	.74%	.73%	.66%	.61%

Supplemental Data:
Net assets, end of year (000)	$419,831	$611,888	$1,261,984	$1,346,862	$1,366,197

Portfolio turnover rate	76.89%	105.60%	85.96%	39.95%	49.36%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class C Shares
	Year Ended 10/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.39	$16.56	$15.85	$14.53	$13.95

Investment operations:

Net investment income(a)	.05	.09	.11	.10	.09

Net realized and unrealized gain (loss)	.24	(5.54)	1.70	2.34	.85

Total from investment operations	.29	(5.45)	1.81	2.44	.94

Distributions to shareholders from:

Net investment income	(.06)	(.11)	(.10)	(.10)	(.11)

Net realized gain	–	(1.61)	(1.00)	(1.02)	(.25)

Return of capital	(.01)	–	–	–	–

Total distributions	(.07)	(1.72)	(1.10)	(1.12)	(.36)

Net asset value, end of year	$9.61	$ 9.39	$16.56	$15.85	$14.53

Total Return(b)	3.28%	(36.07)%	12.22%	17.77%	6.77%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.53%	1.48%	1.46%	1.47%	1.47%

Expenses, excluding expense reductions	1.53%	1.48%	1.46%	1.47%	1.48%

Net investment income	.64%	.74%	.73%	.66%	.60%

Supplemental Data:
Net assets, end of year (000)	$697,681	$870,934	$1,710,033	$1,665,058	$1,552,369

Portfolio turnover rate	76.89%	105.60%	85.96%	39.95%	49.36%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class F Shares
	Year Ended 10/31		9/28/2007(a) to 10/31/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.38	$16.56	$16.29

Investment operations:

Net investment income(b)	.10	.21	.02

Net realized and unrealized gain (loss)	.26	(5.54)	.25

Total from investment operations	.36	(5.33)	.27

Distributions to shareholders from:

Net investment income	(.12)	(.24)	—

Net realized gain	—	(1.61)	—

Return of capital	(.01)	—	—

Total distributions	(.13)	(1.85)	—

Net asset value, end of period	$9.61	$ 9.38	$16.56

Total Return(c)	4.18%	(35.52)%	1.66	%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	.62%	.59%	.05	%(d)

Expenses, excluding expense reductions	.62%	.59%	.05	%(d)

Net investment income	1.14%	1.89%	.14	%(d)

Supplemental Data:
Net assets, end of period (000)	$64,867	$16,844	$10

Portfolio turnover rate	76.89%	105.60%	85.96%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/28/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class I Shares
	Year Ended 10/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.40	$16.60	$15.88	$14.56	$13.98

Investment operations:

Net investment income(a)	.13	.22	.27	.25	.23

Net realized and unrealized gain (loss)	.24	(5.55)	1.71	2.34	.85

Total from investment operations	.37	(5.33)	1.98	2.59	1.08

Distributions to shareholders from:

Net investment income	(.12)	(.26)	(.26)	(.25)	(.25)

Net realized gain	–	(1.61)	(1.00)	(1.02)	(.25)

Return of capital	(.01)	–	–	–	–

Total distributions	(.13)	(1.87)	(1.26)	(1.27)	(.50)

Net asset value, end of year	$9.64	$ 9.40	$16.60	$15.88	$14.56

Total Return(b)	4.38%	(35.50)%	13.39%	18.91%	7.80%

Ratios to Average Net Assets:

Expenses, including expense reductions	.53%	.47%	.46%	.47%	.48%

Expenses, excluding expense reductions	.53%	.48%	.46%	.47%	.48%

Net investment income	1.56%	1.75%	1.74%	1.66%	1.60%

Supplemental Data:
Net assets, end of year (000)	$560,500	$504,923	$666,851	$1,208,936	$1,049,314

Portfolio turnover rate	76.89%	105.60%	85.96%	39.95%	49.36%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares
	Year Ended 10/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.36	$16.52	$15.82	$14.50	$13.93

Investment operations:

Net investment income(a)	.10	.16	.20	.18	.16

Net realized and unrealized gain (loss)	.23	(5.52)	1.69	2.34	.85

Total from investment operations	.33	(5.36)	1.89	2.52	1.01

Distributions to shareholders from:

Net investment income	(.09)	(.19)	(.19)	(.19)	(.19)

Net realized gain	–	(1.61)	(1.00)	(1.01)	(.25)

Return of capital	(.01)	–	–	–	–

Total distributions	(.10)	(1.80)	(1.19)	(1.20)	(.44)

Net asset value, end of year	$9.59	$ 9.36	$16.52	$15.82	$14.50

Total Return(b)	3.85%	(35.73)%	12.80%	18.46%	7.28%

Ratios to Average Net Assets:

Expenses, including expense reductions	.98%	.92%	.91%	.92%	.92%

Expenses, excluding expense reductions	.98%	.93%	.91%	.92%	.93%

Net investment income	1.19%	1.30%	1.27%	1.21%	1.14%

Supplemental Data:
Net assets, end of year (000)	$212,223	$267,251	$433,828	$433,955	$368,761

Portfolio turnover rate	76.89%	105.60%	85.96%	39.95%	49.36%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 10/31		9/28/2007(a) to 10/31/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.38	$16.55	$16.29

Investment operations:

Net investment income(b)	.07	.14	.02

Net realized and unrealized gain (loss)	.25	(5.53)	.24

Total from investment operations	.32	(5.39)	.26

Distributions to shareholders from:

Net investment income	(.08)	(.17)	–

Net realized gain	–	(1.61)	–

Return of capital	(.01)	–	–

Total distributions	(.09)	(1.78)	–

Net asset value, end of period	$9.61	$ 9.38	$16.55

Total Return(c)	3.70%	(35.83)%	1.60	%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.11%	1.07%	.09	%(d)

Expenses, excluding expense reductions	1.11%	1.07%	.09	%(d)

Net investment income	.85%	1.16%	.10	%(d)

Supplemental Data:
Net assets, end of period (000)	$185	$85	$10

Portfolio turnover rate	76.89%	105.60%	85.96%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 10/31		9/28/2007(a) to 10/31/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.38	$16.56	$16.29

Investment operations:

Net investment income(b)	.08	.16	.02

Net realized and unrealized gain (loss)	.25	(5.54)	.25

Total from investment operations	.33	(5.38)	.27

Distributions to shareholders from:

Net investment income	(.09)	(.19)	–

Net realized gain	–	(1.61)	–

Return of capital	(.01)	–	–

Total distributions	(.10)	(1.80)	–

Net asset value, end of period	$9.61	$ 9.38	$16.56

Total Return(c)	3.80%	(35.79)%	1.66	%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.01%	.98%	.08	%(d)

Expenses, excluding expense reductions	1.01%	.98%	.08	%(d)

Net investment income	.89%	1.41%	.11	%(d)

Supplemental Data:
Net assets, end of period (000)	$13,206	$4,275	$10

Portfolio turnover rate	76.89%	105.60%	85.96%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is to seek long-term growth of capital and income without excessive fluctuations in market value.

The Fund offers eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) for certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund’s Class P shares are closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

Notes to Financial Statements (continued)

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended October 31, 2006 through October 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(h)

Fair Value Measurements–The Fund adopted Financial Accounting Standards Board, Accounting Standards Board (“ASC”) Topic 820, Fair Value Measurements and Disclosures (formerly SFAS 157), effective November 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer

Notes to Financial Statements (continued)

broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$9,506,719	$–	$–	$9,506,719
Limited Liability Company	–	102,300	–	102,300
Repurchase Agreement	–	136,361	–	136,361
Total	$9,506,719	$238,661	$–	$9,745,380
*	See Schedule of Investments for values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $200 million	.50%
Next $300 million	.40%
Next $200 million	.375%
Next $200 million	.35%
Over $900 million	.30%

For the for the fiscal year ended October 31, 2009, the effective management fee paid to Lord Abbett was at an annualized rate of .31% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of ..04% of the Fund’s average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Diversified Income Strategy Fund, and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust, and Lord Abbett Global Allocation Fund of Lord Abbett Global Fund, Inc. (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of the Fund of Funds in proportion to the average daily value of Underlying Fund shares owned by the Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of October 31, 2009, the percentages of the Fund’s outstanding shares owned by Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Diversified Income Strategy Fund, Lord Abbett Growth & Income Strategy Fund and Lord Abbett Global Allocation Fund were 2.51%, .19%, .03%, .43% and .07%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	(1)	.25%	.25%	–	.20%	.25%	.25%
Distribution	.10%		.75%	.75%	.10%	.25%	.35%	.25%
*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A.

Class I does not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2009:

Distributor Commissions	Dealers’ Concessions
$1,657,450	$9,097,531

Distributor received CDSCs of $72,623 and $52,913 for Class A and Class C shares, respectively, for the fiscal year ended October 31, 2009.

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to

Notes to Financial Statements (continued)

shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended October 31, 2009 and 2008 was as follows:

	Year Ended 10/31/09	Year Ended 10/31/08
Distributions paid from:
Ordinary income	$115,529,608	$345,635,077
Net long-term capital gains	–	1,931,450,896
Return of capital	9,498,590	–
Total distributions paid	$125,028,198	$2,277,085,973

As of October 31, 2009, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforward*	$(3,090,666,400)
Temporary differences	(4,902,545)
Unrealized gains – net	54,560,681
Total accumulated losses – net	$(3,041,008,264)
*	As of fiscal year ended October 31, 2009, the capital loss carryforward along with the expiration date was as follows:

2017	Total
$3,090,666,400	$3,090,666,400

As of October 31, 2009, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$9,690,819,745
Gross unrealized gain	745,851,378
Gross unrealized loss	(691,290,697)
Net unrealized security gain	$54,560,681

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales and certain securities.

Permanent items identified during the fiscal year ended October 31, 2009 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$ (1,954)	$1,954

The permanent differences are attributable to the tax treatment of foreign currency.

Notes to Financial Statements (continued)

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2009 were as follows:

Purchases	Sales
$7,154,003,214	$8,770,182,929

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2009.

6.    DIRECTORS’ REMUNERATION

The Fund’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of the fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Fund has entered into an arrangement with the Fund’s transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. Accordingly, effective December 4, 2009, the amount available under the Facility remains $200,000,000 and the annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) was changed from .125% (.08% prior to December 5, 2008) of the amount available under the Facility to .15%. This amount is included in Other Expenses on the Fund’s Statement of Operations. In connection with the renewal, the Fund paid an upfront commitment fee of .05% on December 4, 2009. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of October 31, 2009, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended October 31, 2009.

Notes to Financial Statements (continued)

9.    TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which the Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year. The Fund had the following transactions with affiliated issuers during the fiscal year ended October 31, 2009:

Affiliates Issuer	Balance of Shares Held at 10/31/2008	Gross Additions	Gross Sales	Balance of Shares Held at 10/31/2009	Net Realized Loss 11/1/2008 to 10/31/2009(a)
Delta Air Lines, Inc.(b)(c)	23,065,868	8,532,370	(27,270,430)	4,327,808	$–
Hertz Global Holdings, Inc.(b)	23,431,245	1,911,415	(13,700,201)	11,642,459	(25,732,189)
HSN, Inc.(b)	4,781,158	399,700	(5,180,858)	–	(19,075,917)
IAC/InterActiveCorp(b)	7,523,191	1,931,700	(9,454,891)	–	(13,622,367)
J. Crew Group, Inc.(b)	5,755,359	–	(3,826,573)	1,928,786	(48,466,254)
Total					$(106,896,727)
(a)	Represents realized losses earned only when the issuer was an affiliate of the Fund.
(b)	No longer an affiliated issuer as of October 31, 2009.
(c)	Not an affiliated issuer as of October 31, 2008.

10.    CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

Notes to Financial Statements (continued)

12.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended October 31, 2009		Year Ended October 31, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	74,856,880	$613,284,686	76,858,780	$972,525,947
Converted from Class B*	10,573,519	86,940,855	5,353,658	66,147,967
Reinvestment of distributions	12,143,362	90,685,035	122,342,287	1,660,831,372
Shares reacquired	(282,200,887)	(2,312,862,965)	(232,469,098)	(2,799,965,788)
Decrease	(184,627,126)	$(1,521,952,389)	(27,914,373)	$(100,460,502)

Class B Shares
Shares sold	4,303,381	$35,578,445	5,026,003	$64,261,281
Reinvestment of distributions	487,705	3,645,130	8,089,779	110,547,993
Shares reacquired	(15,709,273)	(128,843,493)	(18,809,300)	(231,262,574)
Converted to Class A*	(10,520,389)	(86,940,855)	(5,332,323)	(66,147,967)
Decrease	(21,438,576)	$(176,560,773)	(11,025,841)	$(122,601,267)

Class C Shares
Shares sold	6,543,883	$53,643,535	11,601,340	$150,389,582
Reinvestment of distributions	532,057	3,967,403	8,255,859	112,476,647
Shares reacquired	(27,248,046)	(221,321,596)	(30,340,205)	(370,476,317)
Decrease	(20,172,106)	$(163,710,658)	(10,483,006)	$(107,610,088)

Class F Shares
Shares sold	8,106,378	$51,964,829	2,453,936	$29,711,321
Reinvestment of distributions	24,083	180,534	9,606	113,995
Shares reacquired	(3,177,595)	(26,039,417)	(668,395)	(7,408,835)
Increase	4,952,866	$26,105,946	1,795,147	$22,416,481

Class I Shares
Shares sold	20,864,779	$167,513,878	18,439,022	$213,413,871
Reinvestment of distributions	943,928	7,089,765	5,167,337	70,117,251
Shares reacquired	(17,353,785)	(149,750,068)	(10,096,591)	(120,796,952)
Increase	4,454,922	$24,853,575	13,509,768	$162,734,170

Class P Shares
Shares sold	2,988,158	$24,649,303	8,954,352	$112,194,576
Reinvestment of distributions	338,521	2,520,556	3,074,876	41,628,399
Shares reacquired	(9,752,458)	(80,192,406)	(9,733,485)	(117,035,958)
Increase (decrease)	(6,425,779)	$(53,022,547)	2,295,743	$36,787,017

Class R2 Shares
Shares sold	10,238	$86,962	8,341	$114,560
Reinvestment of distributions	113	839	162	2,136
Shares reacquired	(243)	(2,218)	(4)	(63)
Increase	10,108	$85,583	8,499	$116,633

Notes to Financial Statements (concluded)

	Year Ended October 31, 2009		Year Ended October 31, 2008
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	1,177,160	$10,099,655	556,353	$6,689,165
Reinvestment of distributions	5,986	44,707	1,431	17,393
Shares reacquired	(264,841)	(2,289,705)	(102,742)	(1,130,559)
Increase	918,305	$7,854,657	455,042	$5,575,999
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

13.    SUBSEQUENT EVENTS

In accordance with the provisions set forth in ASC Topic 855 (formerly SFAS 165), Subsequent Events, adopted by the Fund as of October 31, 2009, management has evaluated subsequent events existing in the Fund’s financial statements through December 30, 2009. Management has determined that there were no material subsequent events that would require recognition or additional disclosure in the Fund’s financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Affiliated Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Affiliated Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Affiliated Fund, Inc. as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

December 30, 2009

Basic Information About Management

The Board of Directors (“the Board”) is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are “interested persons” of the Fund as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.	N/A

Independent Directors

The following independent or outside Directors (“Independent Director”) are also directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).	Currently serves as director of Crane Co. (since 1984), Huttig Building Products Inc. (since 1998) and R.H. Donnelley Inc. (since 2009).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).	N/A

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000	Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the titles and positions listed under the “Principal Occupation” column indicate the officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007; and was formerly an Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (SAI), which contains further information about the Fund’s Directors. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

100% of the ordinary income distributions paid by the Fund during the fiscal year ended October 31, 2009 is qualified dividend income. For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Affiliated Fund, Inc.

LAA-2-1009

(12/09)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2009 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun Jr., Franklin W. Hobbs, and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2009 and 2008 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2009	2008
Audit Fees {a}	$51,000	$51,000
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	51,000	51,000

Tax Fees {b}	9,902	10,375
All Other Fees	- 0 -	- 0 -

Total Fees	$60,902	$61,375

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2009 and 2008 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2009 and 2008 were:

	Fiscal year ended:
	2009	2008
All Other Fees {a}	$161,385	$155,939

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2009 and 2008 were:

	Fiscal year ended:
	2009	2008
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT AFFILIATED FUND, INC.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: December 22, 2009

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: December 22, 2009

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 22, 2009